UNITED STATES SECURITY AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or (of) 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: October 20, 2005
                        (Date of earliest event reported)

                                 NOVA OIL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                 000-32531                    84-0811034
         (Commission File Number) (IRS Employer Identification Number)

                               17922 N. Hatch Road
                               Colbert, Washington
                    (Address of Principal Executive Offices)

                                   99005-9377
                                   (Zip Code)

                                 (509) 466-0576
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




SEC 873 (3-05) POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM
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

ITEM 8.01         OTHER EVENTS.

On October 19, 2005, the shareholders of the Company, at their annual meeting, ratified and approved the 2005 Nova Oil Stock Incentive Plan. Subsequent to such ratification and approval, the Company issued 900,000 shares of restricted Common Stock to the following individuals on October 20, 2005.


--------------------------  -----------------------  -------------------------
                NAME        NUMBER OF SHARES ISSUED  BENEFICIAL OWNERSHIP DATE
--------------------------  -----------------------  -------------------------
Paul E. Fredericks                  275,000              October 20, 2005
--------------------------  -----------------------  -------------------------
Arthur P. Dammarell, Jr.            405,000              October 20, 2005
--------------------------  -----------------------  -------------------------
Bruce E. Cox                        110,000              October 20, 2005
--------------------------  -----------------------  -------------------------
Terrence J. Dunne                   110,000              October 20, 2005
--------------------------  -----------------------  -------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NOVA OIL, INC.
                                (Registrant)

                                By: /s/ ARTHUR P. DAMMARELL, JR.
                               -----------------------------------------
                               Arthur P. Dammarell, Jr., Treasurer and Director

Dated:   November 7, 2005